Exhibit 99.2

WidePoint Corporation Reports Third Quarter 2017 Financial Results

McLean, VA, November 14, 2017 – WidePoint Corporation (NYSE: WYY), a leading provider of Trusted Mobility Management (TM2) specializing in Telecommunication Lifecycle Management (TLM) and Cybersecurity solutions, today announced financial results for the third quarter ended September 30, 2017.

Third Quarter 2017 Highlights

•	Appointed Kito Mussa Interim Chief Financial Officer

•	FEMA Task Order awarded under DHS CWMS BPA to deliver TLM services

•	Coast Guard Pilot Task Order award for TLM services

•	Secured new contracts and expanded scope of services with several existing customers

•	Restructured credentialing service team which reduced operating expenses by 12%

Jin Kang, WidePoint’s CEO stated, “I’m pleased with the progress we made on our business initiatives to grow our pipeline of new business, the numerous contract awards announced, and reduction of our operating costs since the end of the prior quarter. Additionally, the launch of our TM2 framework and solutions were well received, and we were able to continue building our business pipeline during the third quarter. As we exit the fourth quarter of 2017, we want to ensure that we have the right mixture of clients and services to drive higher margin revenue growth, a solid pipeline of internal and external revenue growth opportunities and an effective strategy to close on these opportunities in 2018. The entire WidePoint team is committed to continue progress towards our 2018 goals of top line growth and improving profitability.”

Kito Mussa, WidePoint’s Interim Chief Financial Officer, added, “Our revenues declined in the third quarter due to a combination of fewer task orders for carrier services, carrier service optimizations implemented that lowered the amount of carrier services required by our customers, and timing related delays that pushed recognition of mobile accessory and reselling orders into the fourth quarter. We took additional action during the third quarter to improve our financial model by restructuring our credentialing service team, which we anticipate will reduce our annual costs significantly and help WidePoint to achieve our goal of returning to profitability.”

Third Quarter 2017 Financial Highlights versus Comparative Period in Prior Year

(in millions, except per share amounts)	September 30, 2017	September 30, 2016
Revenues	$18.5	$22.1
Gross Profit (% of Revenue)	$3.4 (18%)	$4.0 (18%)
Operating Expenses	$3.7	$4.2
Loss from Operations	$(0.3)	$(0.1)
Net Loss	$(0.3)	$(0.1)
Basic and Diluted Earnings per Share (EPS)	$(0.00)	$(0.00)
Adjusted EBITDA	$0.03	$0.34

•	Cash and cash equivalents was approximately $6.4 million as of September 30, 2017.

•	The outstanding balance on the credit facility was approximately $0.6 million, an increase from last quarter due to short term receivable collection timing differences.

Nine Months 2017 Financial Highlights versus Comparative Period in Prior Year

(in millions, except per share amounts)	September 30, 2017	September 30, 2016
Net Revenue	$56.0	$60.2
Gross Profit (% of Revenue)	$10.1 (18%)	$11.6 (19%)
Operating Expenses	$12.8	$13.2
Loss From Operations	$(2.7)	$(1.6)
Net Loss	$(2.8)	$(1.7)
Basic and Diluted EPS	$(0.03)	$(0.02)
Adjusted EBITDA Loss	$(1.13)	$(0.29)

Non-GAAP Financial Measures

WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as Adjusted EBITDA, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of GAAP Net loss to Adjusted EBITDA is included on the schedules attached hereto.

Conference Call Information

A conference call and live webcast will take place at 4:30 p.m. Eastern Standard Time today, Tuesday, November 14, 2017. Interested parties can join the live call from the United States by dialing 1-877-451-6152, or 1-201-389-0879 for international. There will be a playback available until November 28, 2017. To listen to the playback, please call 1-844-512-2921 if calling within the United States or 1-412-317-6671 if calling internationally. Please use PIN code 13673221 for the replay.

The call will also be accompanied live by webcast over the Internet and accessible at http://public.viavid.com/index.php?id=127197.

About WidePoint

WidePoint Corporation (NYSE: WYY) is a leading provider of technology-based management solutions. For more information, visit www.widepoint.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) the Company’s financing plans; (ii) trends affecting the Company’s financial condition or results of operations; (iii) the company’s growth strategy and operating strategy; (iv) the Company’s ability to achieve profitability and positive cash flows; (v) the Company’s ability to raise additional capital on favorable terms or at all; (vii) the Company’s ability to gain market acceptance for its products and (viii) the risk factors disclosed in the Company’s periodic reports filed with the SEC. The words “may,” “would,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the company’s ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors including the risk factors disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 30, 2017.

For More Information:

Brett Mass or Dave Fore

Hayden IR

(206) 395-2711

dave@haydenir.com

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WIDEPOINT CORPORATION

CONSOLIDATED BALANCE SHEETS

	SEPTEMBER 30,	DECEMBER 31,
	2017	2016
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,423,974	$9,123,498
Accounts receivable, net of allowance for doubtful accounts
of $78,230 and $344,411 in 2017 and 2016, respectBSively	7,942,035	5,153,093
Unbilled accounts receivable	6,132,753	8,112,690
Inventories	313,538	123,287
Prepaid expenses and other assets	576,402	385,388
Income taxes receivable	-	42,896

Total current assets	21,388,702	22,940,852

NONCURRENT ASSETS
Land and building held for sale	-	594,376
Property and equipment, net	969,651	736,678
Intangibles, net	3,900,433	4,298,902
Goodwill	18,555,578	18,555,578
Deposits and other assets	85,094	52,456

TOTAL ASSETS	$44,899,458	$47,178,842

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Line of credit advance	$552,739	$-
Short term note payable	53,650	131,761
Accounts payable	7,826,706	8,665,449
Accrued expenses	8,506,206	7,872,557
Deferred revenue	1,506,010	1,190,558
Income taxes payable	58,258	5,141
Current portion of long-term debt	-	94,868
Current portion of deferred rent	56,894	40,397
Current portion of capital lease obligations	20,216	4,097

Total current liabilities	18,580,679	18,004,828

NONCURRENT LIABILITIES
Long-term debt related to assets held for sale, net of current portion	-	412,180
Capital lease obligation, net of current portion	56,547	-
Deferred rent, net of current portion	100,380	86,198
Deferred revenue	13,333	-
Deferred income taxes	379,894	398,985

Total liabilities	19,130,833	18,902,191

STOCKHOLDERS' EQUITY
Preferred stock, $0.001 par value; 10,000,000 shares
authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 110,000,000 shares
authorized; 82,946,847 and 82,730,134 shares issued
and outstanding, respectively	82,947	82,730
Additional paid-in capital	94,007,140	93,920,095
Accumulated other comprehensive loss	(135,664)	(309,369)
Accumulated deficit	(68,185,798)	(65,416,805)

Total stockholders’ equity	25,768,625	28,276,651

Total liabilities and stockholders’ equity	$44,899,458	$47,178,842

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WIDEPOINT CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2017	2016	2017	2016
	(Unaudited)
REVENUES\	$18,463,872	$22,114,839	$55,956,617	$60,163,145
COST OF REVENUES (including amortization and depreciation
$318,461, $307,235, $895,088, and $887,870, respectively)	15,087,567	18,076,810	45,859,532	48,559,591

GROSS PROFIT	3,376,305	4,038,029	10,097,085	11,603,554

OPERATING EXPENSES
Sales and Marketing	532,714	625,481	1,709,892	2,066,995
General and Administrative Expenses (including share-based
compensation of -$81,043, $68,088, $138,036 and
$204,414, respectively)	3,046,148	3,450,767	10,668,368	10,650,697
Product Development	11,342	2,648	219,141	261,031
Depreciation and Amortization	69,935	84,759	212,874	268,956

Total Operating Expenses	3,660,139	4,163,655	12,810,275	13,247,679

LOSS FROM OPERATIONS	(283,834)	(125,626)	(2,713,190)	(1,644,125)

OTHER INCOME (EXPENSE)
Interest Income	1,971	3,012	11,564	10,618
Interest Expense	(13,985)	(20,910)	(36,402)	(61,068)
Other (Expense) Income	(1,541)	3,779	1,758	11,124

Total Other Income (Expense)	(13,555)	(14,119)	(23,080)	(39,326)

LOSS BEFORE INCOME TAX PROVISION	(297,389)	(139,745)	(2,736,270)	(1,683,451)
INCOME TAX PROVISION	17,212	8,295	32,723	21,029

NET LOSS	$(314,601)	$(148,040)	$(2,768,993)	$(1,704,480)

BASIC EARNINGS PER SHARE	$(0.00)	$(0.00)	$(0.03)	$(0.02)
BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	82,946,847	82,730,134	82,878,287	82,673,570

DILUTED EARNINGS PER SHARE	$(0.00)	$(0.00)	$(0.03)	$(0.02)
DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	82,946,847	82,730,134	82,878,287	82,673,570

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WIDEPOINT CORPORATION

RECONCILIATION OF GAAP NET LOSS TO EBITDA

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2017	2016	2017	2016
	(Unaudited)
NET LOSS	$(314,600)	$(148,100)	$(2,769,000)	$(1,704,500)
Adjustments to GAAP net income (loss):
Depreciation and amortization	388,400	392,000	1,108,000	1,156,600
Amortization of deferred financing costs	9,500	-	9,500	-
Income tax provision (benefit)	17,200	8,300	32,700	21,000
Interest income	(2,000)	(3,000)	(11,600)	(10,600)
Interest expense	14,000	20,900	36,400	61,100
Other (expense) income	1,500	(3,800)	(1,800)	(11,100)
Provision for doubtful accounts	-	5,500	31,200	(7,900)
Gain on sale of assets held for sale	-	-	(66,700)	-
Loss on disposal of leasehold improvements	-	-	172,500	-
Severance and exit costs	-	-	187,500	-
Stock-based compensation expense	(81,400)	68,100	138,000	204,400

Adjusted EBITDA	$32,600	$339,900	$(1,133,300)	$(291,000)

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